                                                              September 27, 1996

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of Jacksonville Bancorp, Inc. The meeting will be held at the office of Jacksonville Bancorp, Inc., located at Commerce and Neches Streets, Jacksonville, Texas, on Tuesday, October 22, 1996 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Special Meeting are described in the accompanying materials.

    It is very important that you be represented at the Special Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in Jacksonville Bancorp, Inc. are sincerely appreciated.

                                       Sincerely,



                                       Charles Broadway
                                       Chief Executive Officer

                              JACKSONVILLE BANCORP, INC.
                             COMMERCE AND NECHES STREETS
                              JACKSONVILLE, TEXAS  75766
                                    (903) 586-9861

                      NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 22, 1996

    NOTICE IS HEREBY GIVEN that an Special Meeting of Stockholders of Jacksonville Bancorp, Inc. (the "Company") will be held at the Company's office located at Commerce and Neches Streets, Jacksonville, Texas on Tuesday, October 22, 1996, at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    1.   To consider and approve the 1996 Stock Option Plan;

    2.   To consider and approve the 1996 Management Recognition Plan and
Trust; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors of the Company has fixed September 20, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Sandra Thompson, Secretary
September 27, 1996
Jacksonville, Texas

    YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             JACKSONVILLE BANCORP, INC.

                             ----------------------------

                                   PROXY STATEMENT

                             ----------------------------


                           SPECIAL MEETING OF STOCKHOLDERS

                                   OCTOBER 22, 1996


GENERAL

    This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at its Special Meeting of Stockholders ("Special Meeting") to be held at the Company's office located at Commerce and Neches Streets, Jacksonville, Texas, on Tuesday, October 22, 1996, at 10:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 27, 1996.

VOTING RIGHTS

    Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on September 20, 1996 (the "Voting Record Date") will be entitled to notice of and to vote at the Special Meeting. At such date, there were 2,664,405 shares of Common Stock issued and outstanding.

    Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the meeting. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Special Meeting is required for approval of the proposals to approve the 1996 Stock Option Plan ("Option Plan") and the 1996 Management Recognition Plan and Trust ("Recognition Plan"). Because of the required votes, abstentions will have the same effect as a vote against the proposals. Under rules of the New York Stock Exchange, the proposals to approve the Option Plan and the Recognition Plan, are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes." Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

PROXIES

    Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted for the matters described below and, in the discretion of the proxy holder, as to any other matter which may properly come before the Special Meeting. Any holder of Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.

    An Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Special Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Jacksonville Bancorp, Inc., Commerce and Neches Streets, Jacksonville, Texas 75766, Attention: Secretary.

BENEFICIAL OWNERSHIP

    The following table sets forth information as to the Common Stock beneficially owned, as of September 20, 1996, by (i) the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock, (ii) the directors of the Company, and (iii) all directors and officers of the Company as a group.

                                       Amount and
                                         Nature            Percent
                                       of Beneficial         of
Name of Beneficial Owner               Ownership(1)         Class
------------------------               -------------       -------

Jacksonville Bancorp, Inc.
Employee Stock Ownership Trust            202,048            7.58
Directors:
 Jerry M. Chancellor                      28,336             1.06
 Bill W. Taylor                           29,729             1.12
 Dr. Joe Tollett                          31,348             1.18
 Ray W. Beall                             45,885             1.72
 Robert F. Brown                          12,500             0.47
 Charles Broadway                         40,127             1.51
 W.G. Brown                               57,825             2.17

All directors and officers
 of the Company as a
 group (seven persons)                   245,750(2)          9.22%

--------------------------

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes in the case of all directors and officers of the Company as a group, (i) exercisable options to purchase 69,981 shares pursuant to the Company's 1994 Stock Incentive Plan and 1994 Directors' Stock Option Plan;
    (ii) 41,472 shares of Common

    Stock which were awarded to certain officers of the Company pursuant to the Company's 1994 Management Recognition Plan ("MRP"); and (iii) 4,102 shares of Common Stock allocated to the account of the officer in the Company's Employee Stock Ownership Plan (the "ESOP"). The exercisable options consist of 7,775 for each of Messrs. Beall and W.G. Brown and Dr. Tollett and 18,989, 15,349 and 12,318 for Messrs. Broadway, Chancellor and Taylor, respectively.


SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock.

    Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during the fiscal year ended September 30, 1996, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                     PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN

GENERAL

    The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance and the attainment of targeted goals. The Option Plan is also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only non-incentive stock options pursuant to a set formula. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and Jacksonville Savings and Loan Association (the "Association") and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of such approval. The Option Plan complies with applicable OTS regulations and is required to be submitted to the OTS after approval by stockholders. No assurance can be given as to whether the OTS will raise any objections to the Option Plan as presented to stockholders or whether the OTS may require modifications to be made to the Option Plan. A vote for approval of the Option Plan shall be deemed to be a vote for approval of the Option Plan as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Option Plan which would increase the level of benefits from that presented. Non-objection to the Option Plan by the OTS shall not constitute approval or endorsement of the Option Plan by the OTS.

DESCRIPTION OF THE OPTION PLAN

    The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

    ADMINISTRATION. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more "Non-Employee Directors. The Company's existing MRP-Stock Option Committee will serve in such capacity. The current members of the Committee are Messrs. W.G. Brown, Robert Brown and Beall and Dr. Tollett.


    STOCK OPTIONS. Under the Option Plan, the Board of Directors or the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

    Stock options shall become vested and exercisable in the manner specified by the Board of Directors or the Committee. However, OTS regulations require that stock options granted pursuant to a plan approved by stockholders within one year of the consummation of a mutual-to-stock conversion not vest at a rate in excess of 20% per year commencing one year from the date of the grant, except in the event of death or disability. Each stock option or portion thereof shall be exercisable at any time on or after it vests and will be exercisable until ten years after its date of grant or three months after the date on which the optionee's employment or his service as a board member terminates, unless extended by the Board of Directors or the Committee to a period not to exceed one year from such termination. If an optionee's employment or his service as a board member is terminated due to death or disability, the optionee or his estate will have up to one year following the termination of employment to exercise the option. Stock options are non-transferable except by will or the laws of descent and distribution.

    STOCK APPRECIATION RIGHTS. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

    GRANTS TO DIRECTORS. Options granted to non-employee directors under the Option Plan will be awarded under a formula pursuant to which each non-employee director other than Robert F. Brown will receive an option to purchase 8,092 shares of Common Stock upon approval of the Option Plan by stockholders. An option granted to directors will be exercisable until ten years after its date of grant. However, if an optionee dies while serving as a non-employee director without having fully exercised his options, the optionee's executors, administrators legatees or distributes of his estate shall have the right to exercise such options during the twelve-month period following such death, provided no option will be exercisable more than ten years from the date it was granted.

    NUMBER OF SHARES COVERED BY THE OPTION PLAN. A total of 161,840 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding.

    AMENDMENT AND TERMINATION OF THE OPTION PLAN. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from September 12, 1996, the date that the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

    FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

    The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

    Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under GAAP. This treatment currently is being evaluated by the Financial Accounting Standards Board, which has issued an exposure draft which would require the recognition of expense under GAAP based upon the fair market value of stock compensation awards when stock options and similar awards are granted, and thus could change in the future. In certain circumstances, shares issuable pursuant to outstanding options under the Option Plan might be considered outstanding for purposes of calculating earnings per share.

    STOCKHOLDER APPROVAL. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will enable recipients of Awards under the Option Plan to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act as well as satisfy Nasdaq Stock Market listing and federal tax requirements.

    AWARDS TO BE GRANTED. The Board of Directors of the Company adopted the Option Plan and approved the grant of the non-incentive options to non-employee directors other than Robert F. Brown pursuant to the formula set forth therein and the Committee established thereunder approved the grant of incentive options to executive officers and employees of the Company. The grants shall be effective upon stockholder approval of the Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of such approval. The following table sets forth certain information with respect to such grants.

                                                           NUMBER OF SHARES
  NAME OF INDIVIDUAL OR                                       SUBJECT TO
NUMBER OF PERSONS IN GROUP             TITLE                STOCK OPTIONS
--------------------------        ---------------          ----------------

Charles Broadway                  Chief Executive Officer       18,885

Jerry M. Chancellor               President                     30,050

All executive officers as                                       77,453
 a group (three persons)

All non-employee directors                                      24,276
 as a group (four persons)

All employees, not                                              60,111
 including executive officers,
 as a group (eight persons)

    The terms of the options granted to all recipients provide that they will be vested and exercisable 20% per year over a five-year period commencing on the first anniversary of the date of grant.

    On September 18, 1996, the closing price of a share of Common Stock as reported by the Nasdaq National Market System was $12.13.

    The Board of Directors recommends that stockholders vote FOR adoption of the 1996 Stock Option Plan.


                        PROPOSAL TO ADOPT THE 1996 MANAGEMENT
                              RECOGNITION PLAN AND TRUST


GENERAL

    The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success. Officers and key employees of the Company who are selected by members of a committee appointed by the Board of Directors of the Company will be eligible to receive benefits under the Recognition Plan. Non-employee directors of the Company are eligible to participate in the Recognition Plan, which sets forth a formula for awards to be made pursuant thereto. If stockholder approval is obtained, shares will be granted to employees as determined by the Committee and non-employee directors will be awarded shares pursuant to a formula. The Recognition Plan complies with applicable OTS Regulations and is required to be submitted to the OTS after approval by stockholders. No assurance can be given as to whether the OTS will raise any objections to the Recognition Plan as presented to stockholders or whether it may require modifications to be made to the Recognition Plan. A vote for approval of the Recognition Plan shall be deemed to be a vote for approval of the Recognition Plan as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Recognition Plan which would increase the level of benefits from that presented. Non-objection to the Recognition Plan by the OTS shall not constitute approval or endorsement of the Recognition Plan by the OTS.

DESCRIPTION OF THE RECOGNITION PLAN

    The following description of the Recognition Plan, is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

    ADMINISTRATION. A committee of the Board of Directors of the Company will administer the Recognition Plan and the initial members of that committee also will serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The Company's existing MRP-Stock Options Committee will serve in such capacity. The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

    Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock sold in its 1996 public stock offering, or 64,736 shares. These shares will be acquired through open market purchases or from authorized but unissued shares.

    GRANTS.  Under the Recognition Plan, the Board of Directors or the
Committee will determine which officers and key employees will be Common Stock and the number of shares awarded. Shares of Common Stock granted pursuant to the Recognition Plan generally will be in the form of restricted stock payable over a five-year period at a rate of 20% per year unless otherwise specified by the Board of Directors or the Committee. The shares, while restricted, may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. Under the terms of the Recognition Plan, the trustees will be authorized to vote all Recognition Plan shares which have not yet been earned and allocated in its sole discretion. If a recipient terminates employment for reasons other than death, retirement or disability, the recipient will forfeit all rights to the allocated shares under restriction. If the recipient's termination is caused by death or disability, all restrictions will expire and all allocated shares will become unrestricted. The Board of Directors of the Company can terminate the Recognition Plan at any time, and if it does so, any shares not allocated will revert to the Company.

    Pursuant to the terms of the Recognition Plan, each of the non-employee directors of the Company other than Robert F. Brown will receive 3,236 shares upon approval of the Recognition Plan by stockholders.

    FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

    ACCOUNTING TREATMENT. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

    STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will enable recipients of shares under the Recognition Plan to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

    SHARES TO BE GRANTED. The Board of Directors of the Company adopted the Recognition Plan and approved the awards of shares to non-employee directors other than Robert F. Brown pursuant to the formula set forth therein and the Committee established thereunder approved the grant of shares to executive officers and employees of the Association. The awards shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

  NAME OF INDIVIDUAL OR                                    NUMBER OF SHARES
NUMBER OF PERSONS IN GROUP             TITLE                   AWARDED
--------------------------        ---------------          ----------------

Charles Broadway                  Chief Executive Officer        7,554

Jerry M. Chancellor               President                     12,020

All executive officers as                                       30,981
  a group (three persons)

All non-employee directors                                       9,708
  as a group (four persons)

All employees, not including                                    24,047
  executive officers, as a
  group (eight persons)

    The above grants of restricted stock to all recipients will vest over five years at the rate of 20% per year commencing on the first anniversary of the date of grant.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE
                     1996 MANAGEMENT RECOGNITION PLAN AND TRUST.

                                EXECUTIVE COMPENSATION

SUMMARY

    The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last two fiscal years to the President and Chief Executive Officer and any other executive officer who received salary and bonuses aggregating more than $100,000 during the last fiscal year.

                              SUMMARY COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                    ------------------------------------------------------------------------
                                                              OTHER                 AWARDS         PAYOUTS
       NAME AND             FISCAL                            ANNUAL      ----------------------------------         ALL OTHER
  PRINCIPAL POSITION         YEAR   SALARY(1) BONUS      COMPENSATION (2)                                         COMPENSATION (5)
                                                                                    RESTRICTED      LTIP
                                                                          OPTIONS     STOCK        PAYOUTS
                                                                            (3)      AWARDS(4)
-----------------------------------------------------------------------------------------------------------------------------------
Charles Broadway            1995    $116,816  $20,323         --              --     $   --          --              $9,597
President and Chief         1994     113,672   29,596         --          13,393     48,670          --               9,597
Executive Officer           1993     113,672    9,291         --              --         --          --               9,597

Jerry M. Chancellor         1995     $94,856   16,408         --                     $   --          --              $4,602
Executive Vice President    1994      94,676   23,897         --          10,826     37,060          --               4,602
                            1993      94,676    7,443         --              --         --          --               4,602

(1) Includes directors fees and fees for services as an officer and director of JS&L Corp., a subsidiary of the Association.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 1995 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) Consists of awards granted pursuant to the 1994 Stock Incentive Plan during the year ended September 30, 1994.

(4) Represents the grant of 4,867 and 3,706 shares of restricted Common Stock during the year ended September 30, 1994 to Messrs. Broadway and Chancellor pursuant to the 1994 Management Recognition Plan, which shares had a fair market value of approximately $75,429 and $57,443 at September 30, 1995, respectively. Such shares vest over a three-year period at the rate of 33% per year, commencing on March 31, 1995, and the named executive officer is entitled to all voting and other stockholder rights (including the right to receive dividends) with respect to such shares.

(5) Includes life insurance premiums paid on behalf of executive officers by the Company and matching contributions by the Company under a defined contribution thrift plan.

DIRECTORS' COMPENSATION

    During the fiscal year ended September 30, 1995, each member of the Board of Directors was paid $600 for each Board meeting attended. During the same period, each member of a Board Committee described above, who is an outside director was paid $200 per meeting attended. Committee members otherwise do not receive any fees for committee meetings.

    The Company also maintains the 1994 Directors' Stock Option Plan pursuant to which non-employee directors of the Association were granted options to purchase an aggregate of 21,936 shares of Common Stock at an exercise price of $10.00 per share.

STOCK OPTIONS

    No grants of stock options pursuant to the 1994 Stock Incentive Plan were awarded to any executive officers during the year ended September 30, 1995.

    The following table sets forth certain information concerning exercises of stock options granted pursuant to the 1994 Stock Incentive Plan by the named executive officers during the year ended September 30, 1995 and options held at September 30, 1995.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION
                                        VALUES
--------------------------------------------------------------------------------
                                                   Number of    Value of
                    Shares                         Exercisable  Exercisable
                    Acquired                       Options at   Options at
    Name            on Exercise   Value Realized   Year End(1)  Year End(2)
--------------------------------------------------------------------------------
Charles Broadway       $  --          $  --          13,393       $73,717
Jerry M. Chancellor    $  --          $  --          10,826       $59,527


(1) Such options became exercisable on September 30, 1994.

(2) Based on a per share market price of $15.50 as of September 30, 1995 and an exercise price of $10.00 per share.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements will Messrs. Broadway, Chancellor and Taylor (the "Executives"). The employment agreements provide each officer with a three-year term of employment subject to additional one-year extensions at the discretion of the Board of Directors.

    The employment agreements are terminable with or without cause by the Company. The Executives have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Company for cause, disability, retirement or death. However, in the event that (i) an Executive terminates his employment because of failure of the Company to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by an Executive for Good Reason, as defined, an Executive would be entitled to 3.00 or 2.99 times, respectively, the average annual compensation, as defined, paid to him by the Company during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as an employee of the Company as well as continued participation in employee benefit plans of the Company until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreements to include failure to comply with a material portion of the agreements or the assignment by the Company to the Executive of any duties which are materially inconsistent with the Executive's positions, duties, responsibilities and status with the Association prior to a change of control of the Company.

    The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment by the Executive following a change in control are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder would be reduced, in the manner determined by the Company, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Company for federal income tax purposes. Excess parachute payments generally would be defined as payments in excess of three times the recipient's average annual compensation from the Company includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the Company or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by the Company as compensation expense of federal income tax purposes.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management does not believe that the terms thereof would have a significant anti-takeover effect. Moreover, because of the mutual holding company structure that exists, such a takeover is highly unlikely.

INDEBTEDNESS OF MANAGEMENT

    The Association, in the ordinary course of business, makes available to its directors and executive officers mortgage loans on their primary residences, consumer loans and loans on their savings accounts. Such loans are made on the same terms as comparable loans to other borrowers. Prior to the enactment of FIRREA, the Association had in effect a policy that offered preferential loans, in limited situations, to its directors, officers and employees. As a result of FIRREA's application of Section 22(h) of the Federal Reserve Act to savings institutions, any credit extended after the enactment of FIRREA by a savings association, such as the Association, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be (i) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features.

    In accordance with FIRREA, the Association no longer provides rates of interest on loans to executive officers or directors which are lower than the rates of interest charged on loans made to any unaffiliated persons. During the year ended September 30, 1995, no director or executive officer of the Association had a loan or loans with such a preferential rate aggregating $60,000 or more.

                                    OTHER MATTERS

    Management is not aware of any business to come before the Special Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of solicitation of proxies will be borne by the Company. The Company intends to engage a professional proxy solicitation firm to assist in the solicitation of proxies. The Company anticipates the cost of such services will be approximately $5,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must have been received at the main office of the Company no later than September 4, 1996. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Special Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                                                      APPENDIX A


                              JACKSONVILLE BANCORP, INC.
                                1996 STOCK OPTION PLAN

                                      ARTICLE I
                              ESTABLISHMENT OF THE PLAN

    Jacksonville Bancorp, Inc. (the "Corporation") hereby establishes this 1996 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                     ARTICLE III
                                     DEFINITIONS


    3.01 "Association" means Jacksonville Savings and Loan Association, the wholly owned subsidiary of the Corporation.

    3.02 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

    3.03   "Board" means the Board of Directors of the Corporation.

    3.04   "Code" means the Internal Revenue Code of 1986, as amended.

    3.05 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director.

    3.06 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

    3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

    3.08 "Effective Date" means the day upon which the Board adopts this Plan.

    3.09 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

    3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.11 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

    3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

    3.13 "Non-Employee Director" means a member of the Board on the Effective Date who is not an Officer or Employee of the Corporation or any Subsidiary Company other than Robert F. Brown.

    3.14 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

    3.15 "Offering" means the offering of Common Stock to the public pursuant to a Plan of Conversion and Agreement and Plan of Reorganization adopted by the Bank and Jacksonville Federal Mutual Holding Company.

    3.16 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

    3.17 "OTS" means the Office of Thrift Supervision.

    3.18   "Option" means a right granted under this Plan to purchase Common
Stock.

    3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

    3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or a Subsidiary Company, if such individual were a participant in such plan.

    3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

    3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Association, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                      ARTICLE IV
                             ADMINISTRATION OF THE PLAN

    4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

    4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

    4.03 REVOCATION FOR MISCONDUCT. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation or Bylaws shall terminate as of the effective date of such removal.

    4.04 LIMITATION ON LIABILITY. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board of Directors or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

    4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                      ARTICLE V
                                     ELIGIBILITY

    Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                      ARTICLE VI
                           COMMON STOCK COVERED BY THE PLAN

    6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 161,840 shares, which is equal to 10.0% of the shares of Conversion Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

    6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                     ARTICLE VII
                                   DETERMINATION OF
                            AWARDS, NUMBER OF SHARES, ETC.

    The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board of Directors or the Committee shall deem relevant to accomplishing the purposes of the Plan. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.

                                     ARTICLE VIII
                        OPTIONS AND STOCK APPRECIATION RIGHTS

    Each Option granted hereunder shall be on the following terms and conditions:

    8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

    8.02 (a) INITIAL GRANTS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director of the Corporation as of the day that the Plan is approved by stockholders of the Corporation shall be granted an Option to purchase _____ shares of Common Stock effective at such time and with a per share exercise price equal to the Fair Market Value of a share of Common Stock on such date.

    8.03   OPTION EXERCISE PRICE.

           (a) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b).

           (b) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

    8.04   VESTING AND EXERCISE OF OPTIONS.

           (a) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year on each anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Retirement or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

           (b) ACCELERATED VESTING UPON DEATH OR DISABILITY. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability.

    8.05   DURATION OF OPTIONS.

           (a) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three
(3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years.

           (b) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. If a Non-Employee Director dies while serving as a Non-Employee Director without having fully exercised his Options, the Non-Employee Director's executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

    8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.

    8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

    8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee in the case of Awards to Employees, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

    8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

    8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this
Section 8.10.

           (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

           (b) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

           (c) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

    8.11   STOCK APPRECIATION RIGHTS.

           (a) GENERAL TERMS AND CONDITIONS. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board of Directors or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

    The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right and until a Stock Appreciation Right issued pursuant to this Plan has been outstanding for at least six months from the date of grant.

           (b) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

           (c) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

           (d) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

           (e) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                      ARTICLE IX
                           ADJUSTMENTS FOR CAPITAL CHANGES

    The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

                                      ARTICLE X
                        AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                      ARTICLE XI
                                  EMPLOYMENT RIGHTS

    Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.


                                     ARTICLE XII
                                     WITHHOLDING

    12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

    12.02 METHODS OF TAX WITHHOLDING. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                     ARTICLE XIII
                           EFFECTIVE DATE OF THE PLAN; TERM

    13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the non-objection of the OTS and approval of the Corporation's stockholders.

    13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                     ARTICLE XIV
                                    MISCELLANEOUS

    14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Texas.

    14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                              JACKSONVILLE BANCORP, INC.
                 1996 MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT


                                      ARTICLE I
                         ESTABLISHMENT OF THE PLAN AND TRUST

    1.01 Jacksonville Bancorp, Inc. (the "Corporation") hereby establishes a Management Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1996 Management Recognition Plan and Trust Agreement (the "Agreement").

    1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of Jacksonville Savings and Loan Association (the "Association") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Association, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                     ARTICLE III
                                     DEFINITIONS

    The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

    3.01 "Association" means Jacksonville Savings and Loan Association, the wholly owned subsidiary of the Corporation.

    3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

    3.03   "Board" means the Board of Directors of the Corporation.

    3.04   "Code" means the Internal Revenue Code of 1986, as amended.

    3.05   "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

    3.06 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

    3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

    3.08   "Effective Date" means the day upon which the Board adopts this Plan.

    3.09 "Employee" means any person who is employed by the Corporation, the Association, or any Subsidiary, or is an officer of the Corporation, the Association, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

    3.10   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.11 "Non-Employee Director" means a member of the Board on the Effective Date who is not an Employee other than Robert F. Brown.

    3.12   "OTS" means the Office of Thrift Supervision.

    3.13 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

    3.14 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

    3.15 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

    3.16 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or a Subsidiary Company, if such individual were a participant in such plan.

    3.17 "Subsidiary" means Jacksonville Savings and Loan Association and any other subsidiaries of the Corporation or the Association which, with the consent of the Board, agree to participate in this Plan.

    3.18 "Trustee" means such firm, entity or persons and approved by the Board of Directors to hold legal title to the Plan for the purposes set forth herein.

                                      ARTICLE IV
                              ADMINISTRATION OF THE PLAN

    4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board of Directors. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

    4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

    4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                      ARTICLE V
                                    CONTRIBUTIONS

    5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Directors shall be permitted.

    5.02   INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 64,736 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.


                                      ARTICLE VI
                               ELIGIBILITY; ALLOCATIONS

    6.01 AWARDS TO NON-EMPLOYEE DIRECTORS. Plan Share Awards equal to 9,708 shares shall be made to Non-Employee Directors.

           (a) INITIAL ALLOCATION. A Plan Share Award shall be allocated to each Non-Employee Director as of the day on which the Plan is approved by stockholders of the Corporation. Specifically, each Non-Employee Director shall receive an initial Plan Share Award of _____ shares of Common Stock.

    6.02   AWARDS TO EMPLOYEES.  Plan Share Awards may be made to such
Employees as may be selected by the Board of Directors or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board of Directors or the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as shall be deemed relevant to accomplishing the purposes of the Plan. The Board of Directors or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

    6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board of Directors or the Board of Directors or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board of Directors or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board of Directors or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.04 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board of Directors or the Committee.


                                     ARTICLE VII
                EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01   EARNING PLAN SHARES; FORFEITURES.

           (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason other than for death, Retirement or Disability, the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

           (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a).

           (c) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation or Bylaws shall terminate as of the effective date of such removal.

    7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

    7.03   DISTRIBUTION OF PLAN SHARES.

           (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, provided, however, that no Plan Shares shall be distributed to the Recipient or Beneficiary pursuant to a Plan Share Award within six months from the date on which that Plan Share Award was granted to such person.

           (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

           (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

           (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board of the Directors or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

    7.04 VOTING OF PLAN SHARES. All Plan Shares which have not yet been earned and allocated shall be voted by the Trustee in its sole discretion.


                                     ARTICLE VIII
                                        TRUST

    8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

    8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

           (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

           (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

           (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

           (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

           (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

           (f) To employ brokers, agents, custodians, consultants and accountants.

           (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

           (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

    Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

    8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board of Directors or the Committee.

    8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

    8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                      ARTICLE IX
                                    MISCELLANEOUS

    9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

    9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of Article VII hereof.

    9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

    9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

    9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

    9.06 GOVERNING LAW. To the extent not governed by Federal law, the Plan and Trust shall be governed by the laws of the State of Texas.

    9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the non-objection of the OTS and approval of the Corporation's stockholders.

    9.08   TERM OF PLAN.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

    9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 ET SEQ. of the Code, as the same may be amended from time to time.

    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this ____ day of _____ 1996.

                                       JACKSONVILLE BANCORP, INC.



                                       By:
                                           ------------------------------
                                           Charles Broadway
                                           President



ATTEST:


By:
    ----------------------------
    Sandra Thompson
    Secretary

                                       TRUSTEES:

                                       -------------------------------------

                                       -------------------------------------

                                       -------------------------------------

                                       -------------------------------------

REVOCABLE PROXY

                              JACKSONVILLE BANCORP, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JACKSONVILLE BANCORP, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 22, 1996 AND AT ANY ADJOURNMENT THEREOF.

    The undersigned hereby appoints the Board of Directors of Jacksonville Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned on September 20, 1996 at the Special Meeting of Stockholders to be held at the Company's office located at Commerce and Neches Streets, Jacksonville, Texas, on Tuesday, October 22, 1996, at 10:00 a.m., Central Time, and any adjournment thereof.


1.  PROPOSAL to adopt the 1996 Stock Option Plan.

    / / FOR        / / AGAINST         / / ABSTAIN


2.  PROPOSAL to adopt the 1996 Management Recognition Plan and Trust.

    / / FOR        / / AGAINST         / / ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



                                                     (Continued on reverse side)

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SPECIFIED IN ITEMS 1 AND 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.


Dated:---------------, 1996



                             ------------------------------------------------
                                            Signature

                             ------------------------------------------------
                                            Signature


PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


                   PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                  PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.